                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    /X/  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                  THE JAPAN EQUITY FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                  THE JAPAN EQUITY FUND, INC.
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

                          THE JAPAN EQUITY FUND, INC.
                       C/O DAIWA SECURITIES TRUST COMPANY
                              ONE EVERTRUST PLAZA
                         JERSEY CITY, NEW JERSEY 07302
                                 (800) 933-3440

                                                                  April   , 1996

Dear Stockholders:

    The Annual Meeting of Stockholders of The Japan Equity Fund, Inc. (the "Fund") will be held at 11:30 A.M., New York time, on Thursday, June 6, 1996, at the offices of Daiwa Securities America Inc., Financial Square, 32 Old Slip, 14th Floor, New York, New York 10005. A Notice and Proxy Statement regarding the meeting, a proxy card for your vote at the meeting, and a postage prepaid envelope in which to return your proxy are enclosed.

    At the Annual Meeting, the stockholders will (i) elect two Class III directors, (ii) consider the ratification of the selection of Price Waterhouse LLP as independent accountants and (iii) consider whether to approve a change in the Fund's investment restrictions to allow the Fund to lend portfolio securities. In addition, the stockholders who will be present at the Annual Meeting will hear an investment report on the Fund and will have an opportunity to discuss matters of interest to them.

    If you will not be able to attend the Annual Meeting in person, please take the time now to review the enclosed materials and vote your shares by proxy. YOUR VOTE IS IMPORTANT.

    The Board has recommended that the stockholders vote in favor of each of the foregoing matters.

                                          Respectfully,

                                          [Signature to come]

                                          Katsunari Rembutsu
                                          CHAIRMAN OF THE BOARD

STOCKHOLDERS ARE URGED TO SIGN AND MAIL THE ACCOMPANYING PROXY IN THE ENCLOSED RETURN ENVELOPE TO INSURE A QUORUM AT THE MEETING.

                          THE JAPAN EQUITY FUND, INC.
                                   ----------

                  NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 6, 1996
                            ------------------------

To the Stockholders of
The Japan Equity Fund, Inc.:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of The Japan Equity Fund, Inc. (the "Fund") will be held at the offices of Daiwa Securities America Inc., Financial Square, 32 Old Slip, 14th Floor, New York, New York 10005, on Thursday, June 6, 1996, at 11:30 A.M., New York time, for the following purposes:

    1. To elect two Class III directors to serve for a term expiring on the date on which the Annual Meeting of Stockholders is held in 1999.

    2. To ratify or reject the selection of Price Waterhouse LLP as independent accountants of the Fund for its fiscal year ending October 31, 1996.

    3. To approve or disapprove a change in the Fund's investment restrictions to permit the Fund to lend portfolio securities.

    4. To transact such other business as may properly come before the meeting or any adjournments thereof.

    The Board of Directors has fixed the close of business on March 18, 1996 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting or any adjournments thereof.

    You are cordially invited to attend the meeting. Stockholders who do not expect to attend the meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. You may nevertheless vote in person at the meeting if you choose to attend. The enclosed proxy is being solicited by the Board of Directors of the Fund.

                                          By order of the Board of Directors,
                                          Lawrence Jacob
                                          SECRETARY

April   , 1996

     Preliminary Copies--For the Information of the Securities and Exchange
                                Commission Only.
                          THE JAPAN EQUITY FUND, INC.
                                   ----------

                                  PRELIMINARY
                                PROXY STATEMENT
                            ------------------------

                                  INTRODUCTION

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of THE JAPAN EQUITY FUND, INC. (the "Fund") for use at the Annual Meeting of Stockholders, to be held at the offices of Daiwa Securities America Inc., Financial Square, 32 Old Slip, 14th Floor, New York, New York 10005, on Thursday, June 6, 1996, at 11:30 A.M., New York time, and at any adjournments thereof.

    This Proxy Statement and the form of proxy are being mailed to stockholders on or about April , 1996. Any stockholder giving a proxy in advance of the Annual Meeting has the power to revoke it by mail (addressed to the Secretary, The Japan Equity Fund, Inc., c/o Daiwa Securities Trust Company, One Evertrust Plaza, 9th Floor, Jersey City, New Jersey 07302) or in person at the meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the meeting will be voted as specified in the proxy or, if no specification is made, for each proposal referred to in this Proxy Statement. Abstentions and broker non-votes are each included in the determination of the number of shares present at the meeting.

    THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT FOR ITS FISCAL YEAR ENDED OCTOBER 31, 1995 TO ANY STOCKHOLDER REQUESTING SUCH REPORT. REQUESTS FOR THE ANNUAL REPORT SHOULD BE MADE BY WRITING TO THE JAPAN EQUITY FUND, INC., C/O DAIWA SECURITIES TRUST COMPANY, ONE EVERTRUST PLAZA, 9TH FLOOR, JERSEY CITY, NEW JERSEY 07302, ATTENTION: SHAREHOLDER RELATIONS OR BY CALLING
(800) 933-3440 OR (201) 915-3020.

    The Board of Directors has fixed the close of business on March 18, 1996 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting and at any adjournments thereof. Stockholders on the record date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the record date, the Fund had outstanding 10,795,862 shares of common stock. To the knowledge of the Fund's management, no person owned beneficially more than 5% of the Fund's outstanding shares as of March 18, 1996.

    Management of the Fund knows of no business other than that mentioned in Items 1, 2 and 3 of the Notice of Meeting which will be presented for consideration at the meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

    The Board recommends that the stockholders vote in favor of each of the matters mentioned in Items 1, 2 and 3 of the Notice of Meeting.

                           (1)  ELECTION OF DIRECTORS

    Persons named in the accompanying form of proxy intend in the absence of contrary instructions to vote all proxies for the election of the two nominees listed below as directors of the Fund:

       CLASS III
------------------------
   Harry M. Markowitz
   Austin C. Dowling

to serve for terms expiring on the date of subsequent Annual Meetings of Stockholders in 1999 or until their successors are elected and qualified. If any such nominee should be unable to serve, an event that is not now anticipated, the proxies will be voted for such person, if any, as shall be designated by the Board of Directors to replace any such nominee. The election of each director will require the affirmative vote of a majority of the votes cast at the meeting. For this purpose, abstentions and broker non-votes will not be counted as votes cast at the meeting.

INFORMATION CONCERNING NOMINEES AND DIRECTORS

    The following table sets forth information concerning each of the nominees as a director of the Fund, as well as the other current directors of the Fund. Each of the nominees is now a director of the Fund and has consented to be named in this Proxy Statement and to serve as a director of the Fund if elected.

NOMINEES

                                                  PRESENT OFFICE WITH THE FUND, IF ANY,
                                                          PRINCIPAL OCCUPATION                              SHARES
                                                        OR EMPLOYMENT DURING PAST                        BENEFICIALLY
                                                             FIVE YEARS AND                                 OWNED        PERCENT
           NAME (AGE) AND ADDRESS                           DIRECTORSHIPS IN                 DIRECTOR    FEBRUARY 29,       OF
                 OF NOMINEES                             PUBLICLY HELD COMPANIES               SINCE       1996(+)        CLASS
---------------------------------------------  -------------------------------------------  -----------  ------------  ------------
           Austin C. Dowling (64)              Director, Office of Finance,                       1992      2,046           **
           1002E Long Beach Boulevard          Federal Home Loan Bank System, from 1984 to
           North Beach, New Jersey             1991; President,
           08008                               The Financing Corporation (U.S. government
                                               agency), from 1987 to 1991; President, the
                                               Resolution Funding Corporation, from 1989
                                               to 1991; Director, The Thai Capital Fund,
                                               Inc., since 1990.

*          Harry M. Markowitz (68)             President of the Fund; Director of                 1992      1,779           **
           1010 Turquoise Street               Research, Global Portfolio Research
           Suite 245                           Department, Daiwa Securities Trust Company,
           San Diego, California               since 1990; President of Harry Markowitz
           92109                               Company since 1984; Marvin Speiser
                                               Distinguished Professor of Finance and
                                               Economics, Baruch College, City

                                                  PRESENT OFFICE WITH THE FUND, IF ANY,
                                                          PRINCIPAL OCCUPATION                              SHARES
                                                        OR EMPLOYMENT DURING PAST                        BENEFICIALLY
                                                             FIVE YEARS AND                                 OWNED        PERCENT
           NAME (AGE) AND ADDRESS                           DIRECTORSHIPS IN                 DIRECTOR    FEBRUARY 29,       OF
                 OF NOMINEES                             PUBLICLY HELD COMPANIES               SINCE       1996(+)        CLASS
---------------------------------------------  -------------------------------------------  -----------  ------------  ------------
                                               University of New York, from 1982 to 1993;
                                               Director, Health Chem Corporation from 1993
                                               to 1994.
OTHER CURRENT DIRECTORS
*          Katsunari Rembutsu (51)             Chairman of the Board of the Fund; Chairman        1994       None           --
           One Evertrust Plaza                 and President, Daiwa Securities Trust
           Jersey City, New Jersey             Company, since 1994; Chief Executive, Daiwa
           07302                               Europe Bank plc, from 1991 to 1994;
                                               President, Daiwa Securities Hong Kong, from
                                               1989 to 1991.
           Martin J. Gruber (58)               Chairman of Finance Department and                 1992      4,961           **
           229 South Irving Street             Professor of Finance, Leonard N. Stern
           Ridgewood, New Jersey               School of Business, New York University;
           07450                               Director, Cowen Income & Growth Fund Inc.;
                                               Director, Cowen Opportunity Fund; Director,
                                               Standby Reserve Fund Inc.; Director,
                                               Standby Tax Exempt Reserve Fund Inc.;
                                               Trustee, BT Pyramid Fund, since 1992;
                                               Trustee, BT Leadership Trust, since 1993;
                                               Director, The Taiwan Equity Fund, Inc.,
                                               since 1994.
           Robert F. Gurnee (68)               Chairman and Chief Executive Officer,              1992      1,156           **
           3801 Kennett Pike                   Financial Integrity Group Inc. (bank and
           Building C, Suite 201               financial services consulting firm), since
           Greenville, Delaware                1990; Director, Vestaur Securities Co.,
           19807                               since 1991; Director, Mellon Bank (DE),
                                               since 1990; Director, The Thai Capital
                                               Fund, Inc., since 1990.

                                                  PRESENT OFFICE WITH THE FUND, IF ANY,
                                                          PRINCIPAL OCCUPATION                              SHARES
                                                        OR EMPLOYMENT DURING PAST                        BENEFICIALLY
                                                             FIVE YEARS AND                                 OWNED        PERCENT
           NAME (AGE) AND ADDRESS                           DIRECTORSHIPS IN                 DIRECTOR    FEBRUARY 29,       OF
                 OF NOMINEES                             PUBLICLY HELD COMPANIES               SINCE       1996(+)        CLASS
---------------------------------------------  -------------------------------------------  -----------  ------------  ------------
           Frederick W. Zuckerman (61)         Private Investor and Financial Consultant;         1992       None           --
           605 Park Avenue                     Vice President and Treasurer, IBM Corp.,
           Apartment 20-A                      from 1993 to 1995; Senior Vice President
           New York, New York                  and Treasurer, RJR Nabisco, Inc., from 1991
           10021                               to 1993; Financial Consultant, from 1990 to
                                               1991; Director, Olympic Financial, Ltd.,
                                               since 1995; Director, Northeast Savings
                                               Bank, from 1989 to 1995; Director, The
                                               Singapore Fund, Inc., since 1990; Trustee,
                                               Meditrust, since 1990; Director, Northeast
                                               Federal Corp., from 1990 to 1995; Director,
                                               Anacomp, Inc., since 1990; Director, System
                                               Industries, Inc., from 1983 to 1992;
                                               Director, Drexel Burnham Lambert Group,
                                               Inc., from 1990 to 1992; Director, The
                                               Turner Corporation, since 1992; Director,
                                               NVR, Inc., since 1993; Director, Caere
                                               Corporation, since 1995.

------------------------
(+) The information as to beneficial ownership is based on statements furnished to the Fund by the nominees and directors.

 * Directors so noted are deemed by the Fund's counsel to be "interested persons" (as defined in the U.S. Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund or of the Fund's Investment Manager or Investment Adviser. Both Mr. Rembutsu and Dr. Markowitz are interested persons because of their affiliation with Daiwa Securities Trust Company, the Fund's Investment Adviser, Administrator and Custodian, or because they are officers of the Fund, or both.

**  Represented less than 1% of the outstanding shares at February 29, 1996.

    The Fund's Board of Directors held four regular meetings and one special meeting during the fiscal year ended October 31, 1995. Mr. Rembutsu attended fewer than 75% of the total number of Board meetings. The death of Mr. K.S. Wu in December 1995 has left a vacancy on the Board and no one has been nominated to stand for election to replace him as a Class II director.

    The Fund's Board of Directors has an Audit Committee which is responsible for reviewing financial and accounting matters. The current members of the Audit Committee are Messrs. Dowling, Gruber, Gurnee and Zuckerman. The Audit Committee met twice during the fiscal year ended October 31, 1995. All of the members of the Committee attended the meetings held during the fiscal year. The Fund has neither a compensation nor a nominating committee.

    Section 16(a) of the U.S. Securities Exchange Act of 1934, as amended, requires the Fund's officers and directors, and persons who own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange, Inc. The Fund believes that its officers and directors have complied with all applicable filing requirements.

OFFICERS OF THE FUND

    Mr. Rembutsu (age 51) has been Chairman of the Board of the Fund since December 1994 (see information provided above).

    Dr. Markowitz (age 68) has been President of the Fund since July 1992 (see information provided above).

    Daniel F. Barry (age 49), Vice President of the Fund since July 1992, was also Treasurer of the Fund from July 1992 to September 1994 and has been Senior Vice President of Daiwa Securities Trust Company ("DST"), the Fund's Investment Adviser, Administrator and Custodian, since June 1993. From June 1990 to June 1993, he was Vice President, Mutual Fund Administration of DST and from 1986 to 1990, he was a First Vice President and Director of Mutual Fund Reporting of Mitchell Hutchins Asset Management, Inc.

    Lawrence Jacob (age 51), Secretary of the Fund since July 1992, has been Senior Vice President since November 1985, and Assistant Secretary since February 1986, of Daiwa Securities America Inc.

    Edward J. Grace (age 49), Treasurer of the Fund since September 1994, was Assistant Treasurer of the Fund from July 1992 to September 1994 and has been a Vice President of DST since December 1992 and Assistant Vice President of DST from 1989 to December 1992.

    John J. O'Keefe (age 36), Assistant Treasurer of the Fund since September 1994, has been an Assistant Vice President of DST since January 1994 and was a Senior Accountant of DST from July 1990 to January 1994. From 1986 to 1990, he was an Account Executive at Fahnestock & Co. Inc.

    Laurence E. Cranch (age 49), Assistant Secretary of the Fund since July 1992, has been a partner in the law firm of Rogers & Wells since 1980.

TRANSACTIONS WITH AND REMUNERATION OF OFFICERS AND DIRECTORS

    The aggregate fee remuneration for directors not affiliated with Daiwa International Capital Management Corp. (the "Investment Manager") or Daiwa Securities Trust Company (the "Investment Adviser") was U.S. $49,750 during the fiscal year ended October 31, 1995. Each such non-affiliated director currently receives fees, paid by the Fund, of U.S. $750 for each directors' meeting attended in person or by telephone, U.S. $600 for each audit committee meeting attended in person or by telephone and an annual fee of U.S. $5,000. The officers and interested directors of the Fund received no compensation from the Fund.

    DST, which pays the compensation and certain expenses of the officers of DST who serve as officers of the Fund, receives administration, custodian and advisory fees.

    Set forth below is a chart showing the aggregate fee compensation paid by the Fund (in U.S. dollars) to each of its directors during the fiscal year ended October 31, 1995, as well as the total fee compensation paid to each director of the Fund by the Fund and by other investment companies advised by the Investment Manager, the Investment Adviser or their respective affiliates (collectively, the "Fund Complex") for their services as directors of such investment companies during their respective fiscal years:

                                                                      TOTAL
                                                  PENSION OR       COMPENSATION
                                                  RETIREMENT      FROM FUND AND
                                  AGGREGATE    BENEFITS ACCRUED    FUND COMPLEX
                                COMPENSATION      AS PART OF         PAID TO
       NAME OF DIRECTOR           FROM FUND      FUND EXPENSES      DIRECTORS
------------------------------  -------------  -----------------  --------------
Katsunari Rembutsu+               $       0             None        $        0
Harry M. Markowitz+                       0             None                 0
Austin C. Dowling*                    9,950             None            19,150
Martin J. Gruber*                     9,950             None            18,550
Robert F. Gurnee*                     9,950             None            19,150
K.S. Wu*                              9,950             None            21,400
Frederick W. Zuckerman*               9,950             None            21,400

------------------------
* Also serves as a director of one other investment company for which an affiliate of Daiwa International Capital Management Corp. and Daiwa Securities Trust Company, the Fund's investment manager and investment adviser, respectively, serves as investment manager or investment adviser.

+ Mr. Rembutsu and Mr. Markowitz, who are affiliated with the Investment Manager and Investment Adviser and are therefore "interested persons" of the Fund, do not receive any fee compensation from the Fund for their services as directors.

                  (2)  RATIFICATION OR REJECTION OF SELECTION
                           OF INDEPENDENT ACCOUNTANTS

    At a meeting held on March 7, 1996, the Board of Directors of the Fund, including a majority of the directors who are not "interested persons" of the Fund (as defined in the 1940 Act), selected Price Waterhouse LLP to act as independent accountants for the Fund for the fiscal year ending October 31, 1996. The Fund knows of no direct financial interest or material indirect financial interest of that firm in the Fund. One or more representatives of Price Waterhouse LLP are expected to be present at the meeting and will have an opportunity to make a statement if they so desire. Such representatives are expected to be available at the meeting to respond to appropriate questions from stockholders.

    This selection of independent accountants is subject to the ratification or rejection of the Fund's stockholders at the meeting. Ratification of the selection of the independent accountants will require the affirmative vote of a majority of the votes cast at the meeting. For this purpose, abstentions and broker non-votes will not be counted as votes cast at the meeting.

 (3) APPROVAL OF AN AMENDMENT TO THE FUND'S INVESTMENT RESTRICTIONS TO PERMIT THE FUND TO ENGAGE IN THE LENDING OF PORTFOLIO SECURITIES

    The Board of Directors of the Fund has unanimously approved and directed that there be submitted to the stockholders for their approval an amendment to the Fund's investment restrictions to permit the Fund to engage in the lending of portfolio securities. If approved by the stockholders, the Fund would be able, from time to time, to lend securities (but not in excess of 33 1/3% of its total assets) from its portfolio of investments to brokers, dealers and financial institutions and, in turn, receive collateral in cash or securities believed by the Investment Manager to be equivalent to securities rated investment grade by Standard & Poor's Rating Group ("S&P") or Moody's Investors Services, Inc. ("Moody's"). While the loan is outstanding, the Fund will be required to maintain collateral at all times in an amount equal to at least 100% of the current market value of the securities loaned by the Fund, including any accrued interest or dividends receivable from those securities. Any cash collateral received by the Fund would be invested in short-term, high quality debt securities, the income from which would increase the return to the Fund. The Fund would retain all rights of beneficial ownership as to the loaned portfolio securities, including voting rights and rights to interest or other distributions, and would have the right to regain record ownership of loaned securities to exercise such beneficial rights. Such loans would be terminable at any time by either the Fund or the borrower. The Fund may be required to pay finders', administrative and custodial fees to persons unaffiliated with the Fund in connection with the arranging of such loans and, if permitted under the 1940 Act or pursuant to an exemptive order thereunder, such fees may be paid to persons affiliated with the Fund. In the event of a default by the borrower, the Fund might suffer time delays and incur costs or possible losses in connection with the Fund's disposition of the collateral.

    The Board of Directors believes that the proposed change is in the best interests of the Fund. Accordingly, the directors recommend that the stockholders vote to approve the proposed amendment to the Fund's investment restrictions.

    Currently, the Fund's investment restrictions state:

        "The Fund is not permitted to: . . .

           (5) Make loans, except through the purchase of debt securities consistent with its investment objective and policies."

    The text of the proposed amendment is as follows:

        "The Fund is not permitted to: . . .

           (5) Make loans, except through the purchase of debt securities AND THE LENDING OF PORTFOLIO SECURITIES consistent with its investment objectives and policies."

    Approval of the proposed amendment to the Fund's investment restrictions will require the affirmative vote of a majority of the Fund's outstanding shares of Common Stock. As defined in the 1940 Act, a "majority of outstanding shares" means the lesser of 67% of the voting securities present at the Annual Meeting of Stockholders, if a quorum is present, or 50% of the outstanding voting securities. For this purpose, both the abstentions and broker non-votes will have the effect of a vote to disapprove the proposed amendment. The Fund will continue under its current investment restrictions without change if this proposal is not approved by the stockholders.

MISCELLANEOUS

    Proxies will be solicited by mail and may be solicited in person or by telephone or telegraph by officers of the Fund or personnel of DST. The Fund has retained Corporate Investor Communications, Inc. to assist in the proxy solicitation. The fee for such services is estimated at U.S.$4,500, plus reimbursement of expenses. The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by the Fund's officers or agents in person, by telephone or by telegraph will be borne by the Fund. The Fund will reimburse banks, brokers and other persons holding the Fund's shares registered in their names or in the names of their nominees for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

    In the event that sufficient votes in favor of any proposal set forth in the Notice of this meeting are not received by June 6, 1996, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the meeting to be adjourned. The persons named as attorneys in the enclosed proxy will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

STOCKHOLDER PROPOSALS

    Any proposal by a stockholder of the Fund intended to be presented at the 1997 meeting of stockholders of the Fund must be received by the Fund, c/o Daiwa Securities Trust Company, One Evertrust Plaza, 9th Floor, Jersey City, New
Jersey 07302, not later than December   , 1996.

                                          By order of the Board of Directors,
                                          Lawrence Jacob
                                          SECRETARY

One Evertrust Plaza
Jersey City, New Jersey 07302
April   , 1996

                 (This page has been left blank intentionally.)

                 (This page has been left blank intentionally.)

                 (This page has been left blank intentionally.)

THE JAPAN EQUITY FUND, INC.
C/O DAIWA SECURITIES TRUST COMPANY
ONE EVERTRUST PLAZA
JERSEY CITY, NEW JERSEY 07302
                         ------------------------------

                          THE JAPAN EQUITY FUND, INC.
              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                   FOR THE ANNUAL MEETING OF STOCKHOLDERS ON
                                  JUNE 6, 1996

    The undersigned stockholder of The Japan Equity Fund, Inc. (the "Fund") hereby appoints Daniel F. Barry, Lawrence Jacob and Edward J. Grace, or any of them, proxies of the undersigned, with full power of substitution, to vote and act for and in the name and stead of the undersigned at the Annual Meeting of Stockholders of the Fund, to be held at the offices of Daiwa Securities America Inc., Financial Square, 32 Old Slip, 14th Floor, New York, New York, 10005, on June 6, 1996, at 11:30 A.M., New York time, and at any and all adjournments thereof, according to the number of votes the undersigned would be entitled to cast if personally present.

PROPOSALS

1)   The  election of   Harry M.  Markowitz and Austin  C. Dowling  as Class III
    director to serve for a term expiring on the date on which the Annual Meeting of Stockholders is held in 1999.

2) The ratification of the selection of Price Waterhouse LLP as independent accountants of the Fund for its fiscal year ending October 31, 1996.

3) The approval of an amendment to the Fund's investment restrictions to permit the Fund to lend portfolio securities.

4) In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

    THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH INSTRUCTIONS GIVEN BY THE STOCKHOLDERS, BUT IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED IN FAVOR OF PROPOSALS 1, 2 AND 3 SET FORTH IN THIS PROXY. THE UNDERSIGNED HEREBY REVOKES ANY AND ALL PROXIES WITH RESPECT TO SUCH SHARES HERETOFORE GIVEN BY THE UNDERSIGNED. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE
PROXY STATEMENT DATED APRIL   , 1996.

PROPOSALS (PLEASE CHECK ONE BOX FOR EACH PROPOSAL.) PLEASE DO NOT USE BLUE PEN WHEN MARKING THIS BALLOT.

1)         / / FOR ALL nominees listed below            / / WITHHOLD AUTHORITY
             (EXCEPT AS MARKED TO THE CONTRARY BELOW)     TO VOTE FOR ALL NOMINEES LISTED BELOW

Nominees:    Class III - Harry M. Markowitz
                         Austin C. Dowling

(Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)
________________________________________________________________________________

      2)  / /  FOR                  / /  AGAINST                  / /  ABSTAIN

      3)  / /  FOR                  / /  AGAINST                  / /  ABSTAIN
                                           Dated: ________________________, 1996
                                           _____________________________________
                                           _____________________________________
                                           Signature(s) of Stockholder(s)

                                           RECORD DATE SHARES
                                           Please    sign,   date   and   return
                                           promptly.  Signature(s)   should   be
                                           exactly as name or names appearing on
                                           this   proxy.  If   shares  are  held
                                           jointly, each holder should sign.  If
                                           signing is by attorney,
                                           administrator,  trustee  or guardian,
                                           please give full title.